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                                                                    Exhibit 10.1


                           CROSSWORLDS SOFTWARE, INC.



                    FIFTH RESTATED INVESTOR RIGHTS AGREEMENT



                                 October 1, 1999

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                               TABLE OF CONTENTS

1.   Registration Rights..............................................1

     1.1  Definitions.................................................1
     1.2  Demand Registration.........................................2
     1.3  Piggyback Registration Rights...............................5
     1.4  Form S-3 Registration.......................................5
     1.5  Furnish Information.........................................6
     1.6  Expenses of Registration....................................7
     1.7  No Delay of Registration....................................7
     1.8  Indemnification.............................................7
     1.9  Reports under Securities Exchange Act of 1934...............9
     1.10 Assignment of Registration Rights..........................10
     1.11 Market Stand-Off Agreement.................................10
     1.12 Termination of Registration Rights.........................11

2.   Company Right of First Refusal on Sales of Shares...............11

     2.1  General....................................................11
     2.2  Exceptions.................................................12
     2.3  No Assignment of Rights of First Refusal...................12
     2.4  Termination................................................12

3.   Covenants of the Company........................................12

     3.1  Delivery of Financial Statements...........................12
     3.2  Inspection Rights..........................................13
     3.3  Payment of Taxes and Other Claims..........................13
     3.4  Maintenance of Properties; Insurance.......................13
     3.5  Books and Records..........................................14
     3.6  Compliance with Laws.......................................14
     3.7  Proprietary Information Agreements.........................14
     3.8  Investment Company Act.....................................14
     3.9  Termination of Covenants...................................14

4.   Securities Law Compliance.......................................14

     4.1  Restrictions on Transferability............................14
     4.2  Further Limitations on Disposition.........................15

5.   Miscellaneous...................................................15

     5.1  Successors and Assigns.....................................15
     5.2  Governing Law..............................................16
     5.3  Counterparts...............................................16
     5.4  Titles and Subtitles.......................................16
     5.5  Notices....................................................16
     5.6  Expenses...................................................16

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     5.7  Amendments and Waivers.....................................16
     5.8  Aggregation of Stock.......................................16
     5.9  Severability...............................................17
     5.10 Entire Agreement...........................................17
     5.11 Additional Parties.........................................17

EXHIBITS

     Exhibit A: Schedule of Investors


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                    FIFTH RESTATED INVESTOR RIGHTS AGREEMENT

         THIS FIFTH RESTATED INVESTOR RIGHTS AGREEMENT (this "Agreement") is made as of the 1st day of October 1999, by and among CrossWorlds Software, Inc., a Delaware corporation (the "Company") and the Investors listed on Exhibit A hereto (collectively, the "Investors").

RECITALS

         WHEREAS, the Company and certain of the Investors (the "Prior Holders") have previously entered into a Fourth Restated Investor Rights Agreement dated as of January 7, 1999, as amended by the First Amendment to Fourth Restated Investor Rights Agreement, dated as of March 26, 1999, providing certain registration and other rights to such Investors (the "Prior Agreement");

         WHEREAS, the Company and certain of the Investors (the "Series F Holders") are entering into a Series F Preferred Stock Purchase Agreement (the "Purchase Agreement") of even date herewith;

         WHEREAS, in order to induce the Series F Holders to purchase shares of Series F Preferred Stock pursuant to the Purchase Agreement, the Company and the Prior Holders desire that the Company grant to the Series F Holders the registration and other rights set forth herein, and further desire to conform the existing registration and other rights of the Prior Holders to such rights of the Series F Holders as set forth herein; and

         WHEREAS, all Investors desire that the prior Agreement shall be terminated and that this Agreement shall govern the registration and other rights of all Investors.

         NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

         1. Registration Rights. The Company covenants and agrees as follows:

                  1.1      Definitions.  For purposes of this Section 1:

                           (a)      The term "Act" means the Securities Act of
1933, as amended.

                           (b) The term "Affiliated Person" shall mean any
Person who is an "affiliate" (as defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended) and, with respect to Soros Private Equity Partners LLC, any Person controlling, controlled by, or under common control with Soros Fund Management LLC. For the purposes of this Agreement, "control" includes the ability to have investment discretion through contractual means or by operation of law.

                            (c) The term "Holder" means any person owning or
having the right to acquire Registrable Securities or any permitted assignee thereof pursuant to the terms of Section 1.10.
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                           (d) The term "1934 Act" shall mean the Securities
Exchange Act of 1934, as amended.

                           (e) The term "Person" means any individual, firm,
corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, government (or any agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

                           (f) The terms "register", "registered" and
"registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

                           (g) The term "Registrable Securities" means (i)
Common Stock issuable or issued upon conversion of the Series A Preferred
Stock currently held by Investors as specified on Exhibit A hereto; (ii) Common Stock issuable or issued upon conversion of the Series B Preferred Stock currently held by Investors as specified on Exhibit A hereto; (iii) Common Stock issuable or issued upon conversion of the Series C Preferred Stock currently held by Investors as specified on Exhibit A hereto; (iv) Common Stock issuable or issued upon conversion of the Series D Preferred Stock currently held by Investors as specified on Exhibit A hereto; (v) Common Stock issuable or issued upon conversion of the Series E Preferred Stock currently held by Investors as specified on Exhibit A hereto; (vi) Common Stock issuable or issued upon conversion of the Series F Preferred Stock acquired by Purchasers (as defined in the Purchase Agreement) pursuant to the Purchase Agreement; (vii) the additional shares of Common Stock currently held by certain Investors as specified on Exhibit A hereto; and (viii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the foregoing, excluding in all cases, however, any shares sold or transferred by a person in a transaction in which the rights under this Section 1 are not assigned.

                           (h) The number of shares of "Registrable Securities
then outstanding" shall be determined by the number of shares of Common
Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

                           (i) The term "SEC" shall mean the Securities and
Exchange Commission.

                  1.2      Demand Registration.

                           (a)      If the Company shall receive at any time
after six (6) months after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction), a written request from (1) at least 30% of the Registrable Securities then outstanding

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(the "Initiating Holders") or (2) Quantum Industrial Partners LDC or SFM
Domestic Investments LLC and, subject to Section 1.10, their permitted assigns (the "Initiating Series F Holders"), requesting that the Company file a registration statement under the Act covering the registration of a portion of the Registrable Securities then outstanding, then the Company shall:

                                    (i)     within ten (10) days of the receipt
thereof, give written notice of such request to all Holders; and

                                    (ii)    effect as soon as practicable, and
in any event within sixty (60) days of the receipt of such request, the registration under the Act of all Registrable Securities which the Holders request to be registered, subject to the limitations of subsection 1.2(b), and, in the event of a limitation pursuant to subsection 1.2(b), within fifteen (15) days of the mailing of such notice by the Company in accordance with Section 5.5.

                           (b) If the Initiating Holders or the Initiating
Series F Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to subsection 1.2(a) and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders or the Initiating Series F Holders, as the case may be. In such event, the right of any Holder or other holder of securities of the Company to include securities in such registration shall be conditioned upon such Holder's or holders' participation in such underwriting and the inclusion of such Holder's or holders' securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders or the Initiating Series F Holders, as the case may be, and such Holder or holder) to the extent provided herein. All Holders and other holders of securities of the Company proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 1.2, if the Company and the underwriter advise the Initiating Holders or the Initiating Series F Holders, as the case may be, in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders or the Initiating Series F Holders shall so advise all Holders of Registrable Securities and other holders of registration rights which would otherwise be underwritten pursuant hereto, and the number of shares of securities that may be included in the underwriting on behalf of each Holder or other holder shall be allocated pro-rata amongst the selling stockholders according to the total number of securities held by each such selling stockholder and entitled to inclusion therein on the basis of a registration rights agreement with the Company; provided that if marketing factors require a limitation of the number of shares to be underwritten in a registration requested by the Initiating Series F Holders, the Company shall reduce (to zero, if necessary), first as to the any Holders of Registrable Securities and other holders of registration rights who are not Initiating Series F Holders as a group, if any, and then, if such reduction is not sufficient, as to the Initiating Series F Holders as a group, pro rata within each group based on the number of Registrable Securities included in the request for registration, the amount of Registrable Securities to be included by each Holder in such registration. For purposes of allocation securities to be included in any offering, for any selling stockholder which is a


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partnership or corporation, the partners, retired partners and stockholders of such holder (and in the case of a partnership, any affiliated partnerships), or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder," and any pro-rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder," as defined in this sentence.

                           (c) Notwithstanding the foregoing, if the Company
shall furnish to the Holders requesting a registration statement pursuant to this Section 1.2 a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders or the Initiating Series F Holders, as the case may be; provided, however, that the Company may not utilize this right more than once in any twelve-month period.

                           (d) In addition, the Company shall not be obligated
to effect, or to take any action to effect, any registration pursuant to this Section 1.2 after the Company has effected: (i) two (2) registrations requested by the Initiating Holders pursuant to this Section 1.2, and (ii) two registrations requested by the Initiating Series F Holders, pursuant to this
Section 1.2, and such registrations have been declared or ordered effective. For purposes of this Section 1.2, a proposed registration that is withdrawn due to a material adverse change in the Company's business or financial condition shall not count as a registration.

                           (e) In addition, if the Company shall deliver to the
Initiating Holders or the Initiating Series F Holders, as the case may be, requesting a registration statement pursuant to this Section 1.2, a certificate signed by the Chief Executive Officer of the Company stating that the Company intends to file, within sixty (60) days following the date of receipt of the request of Initiating Holders or the Initiating Series F Holders, as the case may be, a registration statement covering securities to be offered by the Company on its own behalf, then the Company may defer the registration statement requested by this Section 1.2 for so long as the Company in good faith intends to file a registration statement for the offering of securities on its own behalf (but in any event, a registration statement shall be filed within ninety (90) days following receipt of the request of the Initiating Holders or the Initiating Series F Holders, except as provided in paragraph (c) hereof). In the event the Company shall file a registration statement for the offering of securities on its own behalf as provided herein, the Holders shall be entitled to include Registrable Securities in such registration and offering, provided that the registration statement relates to shares of Common Stock of the Company and Registrable Securities are eligible under law for inclusion in such registration. In such event, the right of the Holders to inclusion of shares in such registration and offering shall be governed by the provisions of Section
1.3 hereof, except that (with respect to an offering governed by this paragraph
(e)) in the event of an underwritten offering, if marketing factors require the limitation of the number of shares to be underwritten, the number of shares to be included in such underwritten registration and offering on behalf of the Holders and other holders of pari passu registration rights shall not


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constitute less than forty percent (40%) of the total number of securities included in such underwritten registration and offering.

                  1.3      Piggyback Registration Rights.

                           (a)      Registration Rights. If the Company proposes
to register any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a registration effected pursuant to Rule 145 under the Act, the first registration for a public offering of securities of the Company or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities) the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within fifteen (15) days after mailing of such notice by the Company in accordance with Section 5.5, the Company shall, subject to the provisions of paragraph (b) below, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.
                           (b) Underwriting. If the registration of which the
Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the written notice given pursuant to Section 1.3(a). In such event, the right of any Holder to registration pursuant to this Section 1.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 1.3, if the Company and the managing underwriter determine that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit or exclude entirely the Registrable Securities to be included in such registration. The Company shall so advise all Holders distributing their securities through such underwriting, and the number of shares of Registrable Securities and other securities that may be included in the registration and underwriting on behalf of persons other than the Company shall be allocated among all Holders and such other holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities and other securities entitled to registration rights held by such Holders and other holders at the time of filing the registration statement. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder or other holder to the nearest 100 shares.

                  1.4 Form S-3 Registration. If at any time that the Company shall be eligible to effect a registration and offering pursuant to Form S-3 under the Act or any successor form ("Form S-3"), the Company shall receive from one or more of the Holders a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

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                           (a) promptly give written notice of the proposed
registration, and any related qualification or compliance, to all other Holders; and

                           (b) as soon as practicable, effect such registration
and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this
Section 1.4: (1) if Form S-3 is not available for such offering by the Holders;
(2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than one million dollars ($1,000,000); (3) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 1.4; provided, however, that the Company shall not utilize this right more than twice in any twelve month period, and the Company shall not utilize this right (or the similar right to defer in Section 1.2(c)) for two consecutive ninety (90) days periods; (4) if the Company has, within the twelve
(12) month period preceding the date of such request, previously effected a registration on Form S-3 pursuant to this Section 1.4; (5) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                           (c) Subject to the foregoing, the Company shall file
a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this
Section 1.4 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively.

                  1.5      Furnish Information.

                           (a) It shall be a condition precedent to the
obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

                           (b) The Company shall have no obligation with respect
to any registration requested pursuant to Section 1.2 if, due to the operation of subsection 1.5(a), the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated


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aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in subsection 1.2(a).

                  1.6 Expenses of Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Sections 1.2, 1.3 and 1.4 for each Holder (which right may be assigned as provided in Section 1.10), including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the fees and disbursements of counsel for the Company and no more than one counsel for all the selling Holders, but excluding underwriting discounts and commissions relating to Registrable Securities; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 or 1.4 if the registration request is subsequently withdrawn at the request of a majority of the Holders of the Registrable Securities electing to be registered (in which case all participating Holders shall bear such expenses), unless (i) the registration is withdrawn following any deferral of the registration by the Company pursuant to Section 1.2(c) or 1.4(b); (ii) the registration is withdrawn due to a material adverse change in the Company's business or financial condition; or (iii) in the case of a demand registration pursuant to Section 1.2, the Holders of a majority of the Registrable Securities proposed to be registered by such Holders requesting withdrawal agree that the Holders shall forfeit their right to one registration pursuant to Section 1.2.

                  1.7 No Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

                  1.8 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:


                           (a) To the extent permitted by law, the Company will
indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action, as such expenses are incurred; provided, however, that the indemnity agreement contained in this subsection 1.8(a) shall not apply to amounts paid in


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settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to any indemnitee for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished by such indemnitee.

                           (b) To the extent permitted by law, each Holder will
indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, severally but not jointly, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder; and each such Holder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.8(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided that in no event shall any indemnity by any Holder under this subsection 1.8(b) exceed the gross proceeds from the offering received by such Holder.

                           (c) Promptly after receipt by an indemnified party
under this Section 1.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with one counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 1.8 unless the failure to deliver notice is materially prejudicial to its ability to defend such action. Any omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this
Section 1.8.

                           (d) If the indemnification provided for in this
Section 1.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss,

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liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations; provided that in no event shall any Holder be required to contribute under this subsection 1.8(d) an aggregate amount in excess of the gross proceeds from the offering received by such Holder less any amounts paid by the Holder pursuant to subsection 1.8(b). The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                           (e) Notwithstanding the foregoing, to the extent that
the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                           (f) The obligations of the Company and Holders under
this Section 1.8 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

                  1.9 Reports under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

                           (a) make and keep public information available, as
those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

                           (b)      file with the SEC in a timely manner all
reports and other documents required of the Company under the Act and the 1934 Act; and

                           (c) furnish to any Holder, so long as the Holder owns
any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration.

                  1.10 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities who, after such assignment or transfer, holds at least seventy-five thousand (75,000) shares of Registrable Securities (subject to appropriate adjustment for stock splits, dividends, combinations and other recapitalizations), provided: (a) the Company is, within a reasonable time before such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 1.11 below; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee of a holder of Registrable Securities, (i) Affiliated Persons, and (ii) the holdings of spouses, ancestors, lineal descendants and siblings who acquire Registrable Securities by gift, will or intestate succession (collectively, "Family Members"), shall in each case be aggregated together, provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall designate in writing to the Company from time to time a single attorney-in-fact on behalf of the entire group of Affiliated Persons or Family Members, as the case may be, for the purpose of exercising any rights, receiving notices or taking any action under this Section 1.

                  1.11     "Market Stand-Off" Agreement.

                           (a) Each Holder hereby agrees that, during the period
of duration specified by the Company and an underwriter of common stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it as of the effective date except common stock included in such registration; provided, however, that:

                                    (i)     all officers and directors of the
Company enter into similar agreements; and

                                    (ii)    such market stand-off time period
shall not exceed one hundred eighty (180) days without the consent of the affected Holder.

                           (b) Each Holder agrees to provide to the other
Underwriters of any public offering such further agreement as such Underwriter may require in connection with this market stand-off agreement. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

                           (c) Notwithstanding the foregoing, the obligations
described in this Section 1.11 shall not apply to a Holder eligible to use
Schedule 13G under the 1934 Act for any underwritten public offering by the Company other than its initial underwritten public offering.

                  1.12     Termination of Registration Rights.

                           (a) The right of any Holder to inclusion in any
registration pursuant to Section 1.3 shall terminate upon such date as, in the opinion of counsel to the Company, a public trading market shall exist for the Company's Common Stock and all shares of Registrable Securities beneficially owned or subject to Rule 144 aggregation by such Holder may immediately be sold under Rule 144 (without regard to Rule 144(k)) during any 90-day period and such Holder holds less than one percent (1%) of the outstanding capital stock of the Company.

                           (b)      The right of any Holder to inclusion in any
registration pursuant to Sections 1.2 or 1.4 shall terminate upon the earlier of
(i) such date as, in the opinion of counsel to the Company, a public trading market shall exist for the Company's Common Stock and all shares of Registrable Securities beneficially owned or subject to Rule 144 aggregation by such Holder may immediately be sold under Rule 144 (without regard to Rule 144(k)) during any 90-day period and such Holder holds less than two percent (2%) of the outstanding capital stock of the Company, and (ii) the date which is three years from the date of the Company's initial underwritten public offering.

         2.       Company Right of First Refusal on Sales of Shares.

                  2.1 General. In the event that a Holder proposes to make any sale or transfer of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock or Common Stock issued upon conversion of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock or Series F Preferred Stock otherwise permitted pursuant to this Agreement, then prior to effecting such sale or transfer the Holder shall give the Company the opportunity to purchase such shares in the following manner:

                           (a) Such Holder shall give notice (the "Transfer
Notice") to the Company in writing of such intention, specifying the securities proposed to be sold or transferred, the proposed price per share therefor (the "Transfer Price"), the name of the proposed transferee or transferees and the other material terms upon which such disposition is proposed to be made, including such other terms and information as the Company may reasonably request in order to confirm the bona fide nature of the proposed transaction.

                           (b) The Company shall have the right, exercisable by
written notice given by the Company to such Holder within thirty (30) days after receipt of such Transfer Notice to purchase all (but not less than all) of the securities specified in such Transfer Notice.

                           (c) If the Company exercises its right of first
refusal hereunder, the closing of the purchase of the securities with respect to which such right has been exercised shall take place within thirty (30) days after the Company gives notice of such exercise, which period of time shall be extended if necessary to comply with applicable securities laws and regulations. Upon exercise of its right of first refusal, the Company and such Holder shall be legally obligated to consummate the purchase contemplated thereby and shall use their best efforts to secure any approvals required in connection therewith.

                           (d) If the Company does not exercise its right of
first refusal hereunder within the thirty (30) day period specified for such exercise, such Holder shall be free, during the period of thirty (30) days following the expiration of such time for exercise to enter into an agreement to sell the securities specified in such Transfer Notice, to the specified proposed transferee or another investor which is solely a financial investor acquiring for investment purposes, on terms no less favorable to such Holder than the terms specified in such Transfer Notice, provided that the closing of the purchase and sale of such securities shall take place within thirty (30) days after such Holder enters into such agreement.

                  2.2 Exceptions. The right of first refusal herein shall not apply to any transfer of securities by a Holder without receipt of consideration by the Holder (i) to any Family Member (as defined in Section 1.1) of any Holder who is an individual, or to a trust for the benefit of the Holder or the Holder's Family Members, (ii) to any Affiliated Person (as defined in Section 1.1) of a Holder, (iii) to any partner, member of shareholder of the Holder, or
(iv) to any not-for-profit organization which qualifies under Section 501(c) of the Internal Revenue Code of 1986, as amended, provided in any such case that the transferee agrees to be bound by the provisions of this right of first refusal with respect to any further transfers.

                  2.3 No Assignment of Rights of First Refusal. The Company may not assign its rights of first refusal under this Section 2.

                  2.4 Termination. The Company's right of first refusal set forth herein shall terminate upon the first to occur of (i) the closing of an initial public offering of the Common Stock of the Company to the general public which is effected pursuant to a registration statement filed with, and declared effective by, the SEC under the Securities Act, and (ii) such date as the Company shall be subject to the reporting requirements of Section 13(a) or 15(d) of the 1934 Act.

         3. Covenants of the Company.

                  3.1 Delivery of Financial Statements. The Company shall deliver to each Investor, so long as such Investor shall be a Holder of at least seventy-five thousand (75,000) shares of Registrable Securities (subject to appropriate adjustment for stock splits, dividends, combinations and other recapitalizations):

                           (a) as soon as practicable, but in any event within
one hundred twenty (120) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholders' equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles, and audited and certified by independent public accountants of nationally recognized standing selected by the Company;

                           (b) as soon as practicable, but in any event within
sixty (60) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited profit or loss statement, a statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter; and

                           (c) within thirty (30) days of the end of each month,
an unaudited profit or loss statement, a statement of cash flows for such month and an unaudited balance sheet as of the end of such month.

                  3.2 Inspection Rights. The Company will permit representatives of each Investor holding at least 75,000 shares of Registrable Securities (subject to appropriate adjustments for all stock splits, dividends, combinations, recapitalizations and the like) to visit and inspect any of its properties and during regular business hours upon reasonable notice and as often as may reasonably by desired, and (in person or telephonically) to discuss the business, operations, properties, prospects and financial and other condition of the Company and its subsidiaries with appropriate officers and employees of the Company and its subsidiaries and with their independent certified public accountants, subject to an appropriate nondisclosure agreement being executed by the Investor.

                  3.3 Payment of Taxes and Other Claims. The Company and its subsidiaries will pay or discharge (or cause to be paid or discharged), before the same shall become delinquent, all material Taxes, assessments and governmental charges levied or imposed upon the Company or its subsidiaries or upon its or their income, profits or property; provided, however, that the Company and its subsidiaries shall not be required to pay or discharge or cause to be paid or discharged) any such Tax, assessment or charge whose amount, applicability or validity is being contested in good faith by appropriate proceedings provided that adequate reserves or accruals are established and maintained therefor in accordance with GAAP.

                  3.4      Maintenance of Properties; Insurance.

                           (a) Maintenance of Properties. The Company will, in
all material respects, cause all its properties, licenses, rights, franchises and agreements ("Properties"), and the Properties of its subsidiaries used or useful in the conduct of the business of the Company and its subsidiaries, to be maintained and kept in good condition, repair and working order, and will cause to be made all necessary repairs, renewals, replacements, and improvements thereof, all as in the judgment of Company may be reasonable for the conduct of the business of the Company; provided, however, that nothing in this Section 3.4 shall prevent the Company or a subsidiary from discontinuing the operation and maintenance of any Property if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business.

                           (b) Insurance. The Company shall obtain and maintain
(or cause to be obtained and maintained) for itself and each of its subsidiaries from one or more carriers, policies for "all risk" and general public liability insurance against loss, damage or claims of the kinds that, in the reasonable, good faith opinion of the Company, is adequate and appropriate for the conduct of the business of the Company and such Subsidiaries in a prudent manner, all of which insurance shall be in such amounts, with such deductibles and amounts of self-insurance and by such methods as shall be customary, and adequate and appropriate for the conduct of the business of the Company and such subsidiaries in a prudent manner for entities similarly situated in its industry.

                  3.5 Books and Records. The Company will, and will cause each of its subsidiaries to, keep proper books of record and account in which entries in conformity with generally accepted accounting principles and all requirements of applicable law shall be made of all dealings and transactions in relation to its and their business and activities. The Company shall maintain an office in the continental United States where such books and records shall be maintained and can be inspected.

                  3.6 Compliance with Laws. The Company shall comply, and shall cause each of its subsidiaries to comply, with all Laws (as defined in Section
2.25 of the Purchase Agreement) to which any of them or any of their respective properties is subject, except to the extent that the failure to so comply is not reasonably expected to have a material adverse effect upon the business or financial condition of the Company.

                  3.7 Proprietary Information Agreements. The Company shall maintain in full force and effect in accordance with their respective terms, and shall take all actions necessary to protect and enforce its rights under, its Proprietary Information and Invention Assignment Agreements with its employees.

                  3.8 Investment Company Act. The Company shall not become an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended. In the event that the Company breaches the foregoing, the Company shall forthwith notify the Purchasers and shall take immediate corrective action to the extent commercially practicable in order to remedy such breach.

                  3.9 Termination of Covenants. The covenants set forth in this
Section 3 shall terminate and be of no further force or effect (i) when the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the firm commitment underwritten offering of its securities to the general public is consummated or when the Company first becomes subject to the periodic reporting requirements of Sections 13(a) or 15(d) of the 1934 Act, whichever event shall first occur or (ii) with respect to the covenants set forth in this Section 3, as to any Holder, or transferee or assignee of such Holder, who is deemed by the Board of Directors of the Company to be a competitor or potential competitor of the Company.

         4.       Securities Law Compliance.

                  4.1 Restrictions on Transferability. The Series A, Series B, Series C, Series D, Series E and Series F Preferred Stock (collectively, the "Preferred Stock"), the Common Stock issuable upon conversion thereof (the "Conversion Stock") and any other securities issues with respect of the Preferred Stock upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Act. Each Investor will cause any proposed purchaser, assignee, transferee, or pledgee of any such shares held by such Investor to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

                  4.2 Further Limitations on Disposition. Without in any way limiting the above, each Investor further agrees not to make any disposition of all or any portion of the Preferred Stock or Conversion Stock unless and until the transferee has agreed in writing for the benefit of the Company to be bound by Sections 1.11 and 2 of this Agreement and (to the extent required by applicable securities law, in the opinion of counsel to the Company) has agreed to be bound by these Sections 4.1 and 4.2, and:

                           (a) There is then in effect a Registration Statement
under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

                           (b) (i) The Investor shall have notified the Company
of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) until such time as the proposed disposition may be made under Rule 144(k) under the 1934 Act, if reasonably requested by the Company, the Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Act.

         Notwithstanding the foregoing, any shares of Series E Preferred Stock of the Company, any Common Stock issuable upon exercise thereof, as well as any other shares of capital stock of the Company which are issued with respect to such shares as a result of a stock dividend, stock split, or other capital reorganization of the Company, purchased by Hambrecht & Quist California, Hambrecht & Quist Employee Venture Fund, L.P. II, Access Technology Partners, L.P., Access Technology Partners Brokers Fund, L.P. and H&Q CrossWorlds Software Investors, L.P. (collectively the "H&Q Investors") pursuant to the terms of the Series E Preferred Stock Purchase Agreement and the other agreements referenced therein, each dated as of January 7, 1999, as amended as of the date hereof, shall be freely transferable between the H&Q Investors without restriction, including but not limited to any restriction imposed by the Company or any requirement of prior notice to the Company or any other restriction other wise imposed by or for the benefit of the Company in connection with any such transfer.

         5.       Miscellaneous.

                  5.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  5.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as such laws apply to agreements entered into by residents of California and to be performed entirely within such state.

                  5.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  5.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  5.5 Notices. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a) five
(5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one (1) business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid or (d) one
(1) business day after the business day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed (i) if to an Investor, at the Investor's addresses as set forth on Exhibit A hereto and (ii) if to the Company, at the address of its principal corporate offices (attention: Secretary), or in any such case at such other address as a party may designate by ten (10) days' advance written notice to the other party pursuant to the provisions above.

                  5.6 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                  5.7 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding; provided that (a) the provisions of Sections 1.11(c) and 3.8 may not be amended as to any Holder without such Holder's prior written consent, (b) the provisions of Section 3 may be amended only with the consent of the holders of a majority of the outstanding Series D Preferred Stock, (c) the provisions of Sections 1.1(b), 1.2(a), 1.10,
1.12 and 2.2 may be amended only with the written consent of Quantum Industrial Partners LDC and SFM Domestic Investments LLC and (d) the provisions set forth in the last paragraph of Section 4.2 with respect to the H&Q Investors may be amended only with the consent of a majority of the Registrable Securities held by the H&Q Investors. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

                  5.8 Aggregation of Stock. All shares of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock or Series F Preferred Stock held or acquired (or Common Stock issued upon conversion thereof) by affiliated entities or persons (including (i) partners or constituent members, (ii) former partners and former constituent members and (iii) affiliated companies controlled by, controlling or under common control of such person or entity and their employees and each of its and their clients with assets under management by any of them) shall be aggregated for the purpose of determining the availability of or discharge of any rights under this Agreement. For purposes of this Section 5.8, the Company may rely on such person whom a group of related persons shall designate from time to time for information relating to the affiliations of entities or persons.

                  5.9 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                  5.10 Entire Agreement. This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and supersedes all prior agreements and understandings with respect to the subject matter hereof (including without limitation the Prior Agreement).

                  5.11 Additional Parties. The parties hereto agree that should the Company sell additional shares of Series F Preferred Stock to additional purchasers (the "Additional Purchasers") pursuant to any Additional Closing (as defined in the Purchase Agreement), such Additional Purchasers shall, after executing copies of this Agreement (and without any amendment hereto), become "Investors" and "Purchasers" hereunder and have their names and related information added to Exhibit A hereto.

         IN WITNESS WHEREOF, the parties have executed this Fifth Restated Investor Rights Agreement as of the date first above written.

                                            CROSSWORLDS SOFTWARE, INC.

                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                      Address:  577 Airport Boulevard, Suite 800
                                                Burlingame, CA  94010


                                            SERIES F HOLDER:

                                            NIR BARKAT HOLDINGS, LTD.


                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                            ELI BARKAT HOLDINGS, LTD


                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                            YUVAL 63 HOLDINGS 1995, LTD


                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                            BARE, LLC


                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:

         [Signature Page to Fifth Restated Investor Rights Agreement]

                                            QUANTUM INDUSTRIAL PARTNERS LDC



                                      By:
                                          --------------------------------------
                                           Name:  Michael C. Neus
                                           Title:  Attorney-in-Fact




                                            SFM DOMESTIC INVESTMENTS LLC



                                      By:
                                          --------------------------------------
                                            Name:  Michael C. Neus
                                            Title:  Attorney-in-Fact


          [Signature Page to Fifth Restated Investor Rights Agreement]

                                            SAP AG (Walldorf)

                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:


          [Signature Page to Fifth Restated Investor Rights Agreement]

                                     SELIGMAN COMMUNICATIONS AND
                                     INFORMATION FUND, INC.

                                     By: J. & W. Seligman & Co. Incorporated,
                                         Its investment advisor


                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:

          [Signature Page to Fifth Restated Investor Rights Agreement]

                     TERENCE J. GARNETT and KATRINA A.
                     GARNETT, Trustees of the GARNETT
                     FAMILY TRUST U/D/T dated April 2, 1997

                     By: __________________________________
                         Name:
                         Title:


                    KATRINA GARNETT

                    --------------------------------------

                    FREDERICK GLUCK

                    --------------------------------------

                    ANDREW LUDWICK

                    --------------------------------------

                     The Ludwick Family 1989 Trust, Andrew K.
                     Ludwick and Worth Z. Ludwick, Trustees

                     By: __________________________________
                         Name:
                         Title:

                     LUDWICK FAMILY LIMITED PARTNERSHIP

                     By: __________________________________
                         Name:
                         Title:




          [Signature Page to Fifth Restated Investor Rights Agreement]

                    ACCESS TECHNOLOGY PARTNERS BROKERS FUND, L.P.
                    By:    H&Q VENTURE MANAGEMENT, LLC
                    Its:   General Partner

                    By:
                         ----------------------------------------------
                    Its:
                         ----------------------------------------------

                    H&Q CROSSWORLDS SOFTWARE INVESTORS, L.P.

                    By:
                         ----------------------------------------------
                    Its:
                         ----------------------------------------------


                    HAMBRECHT & QUIST CALIFORNIA

                    By:
                         ----------------------------------------------
                    Its:
                         ----------------------------------------------


                    HAMBRECHT & QUIST EMPLOYEE VENTURE FUND, L.P. II

                    By:    H&Q VENTURE MANAGEMENT, LLC
                    Its:   General Partner

                    By:
                         ----------------------------------------------
                    Its:
                         ----------------------------------------------


                    ACCESS TECHNOLOGY PARTNERS, L.P.

                    By:    ACCESS TECHNOLOGY MANAGEMENT, LLC
                    Its:   Managing Member

                    By:
                         ----------------------------------------------
                    Its:
                         ----------------------------------------------

          [Signature Page to Fifth Restated Investor Rights Agreement]

                                              VENROCK ASSOCIATES



                                         By:  __________________________________
                                              Name:
                                              Title:



                                              VENROCK ASSOCIATES II, L.P.


                                         By:  __________________________________
                                              Name:
                                              Title:

          [Signature Page to Fifth Restated Investor Rights Agreement]

                                              ALBERT A. PIMENTEL



                                             ----------------------------------







          [Signature Page to Fifth Restated Investor Rights Agreement]

                                    Exhibit A

                              SCHEDULE OF INVESTORS


                               INVESTOR ADDRESSES


George F. Adam, Jr.




Admirals L.P.




ATGF II
SUCRE Building Calle 48 Este
Bella Vista, PO Box 5168
Panama S, Panama

Attractor LP
1110 Burlingame Avenue
Burlingame, CA  94010
Attention:  Harvey Allison

Attractor Dearborn Partners LP
1110 Burlingame Avenue
Burlingame, CA  94010
Attention:  Harvey Allison

Attractor Institutional LP
1110 Burlingame Avenue
Burlingame, CA  94010
Attention:  Harvey Allison

Axon Solutions Limited
90a Queens Road
Twickenham
Middlesex
TWI 4ET, UK

Bayview Investors, Ltd.
c/o Dana Zink
555 California Street
San Francisco, CA 941041

William James Bell 1993 Trust
10539 Bellagio Road
Los Angeles, CA 90077
Attention:  William Bell

Marc Benioff
95 Telegraph Hill
San Francisco, CA 94133

Brad Benson
c/o People Soft
4440 Rosewood Dr., Bldg. 4
Pleasanton, CA 94588-3050

Mark A. Bertelsen
2250 Byron Street
Palo Alto, CA  94301

BIG Partnership
c/o Margaret L. Taylor
40 Kentfield Court
Alamo, CA 94507

BmU-Beteiligungsgesellschaft fur
mittelstandische Unternehmen mbH
Am Platz der Republik
60325 Frankfurt am Main
Germany

George Boutros
c/o Credit Suisse First Boston
2400 Hanover Street
Palo Alto, CA 94304

Ann S. Bowers Separate Property
Trust, Ann S. Bowers, Trustee
237 Coleridge Avenue
Palo Alto, CA 94301-3532

James J. Bozzini
c/o PeopleSoft
4440 Rosewood Drive, Bldg. 4
Pleasanton, CA 94588

William J. Brady
c/o People Soft
4440 Rosewood Dr., Bldg. 4
Pleasanton, CA 94588-3050

Roy Bukstein
c/o Alger & Bukstein
790 Clydesdale Road
Hillsborough, CA 94010

David Burlington
c/o People Soft
4440 Rosewood Dr., Bldg. 4
Pleasanton, CA 94588-3050

Johnny S. Chen and Sherry H. Chen
1994 Trust
c/o Johnny Chen
Sybase
6475 Christie Avenue
Emeryville, CA 94608

Emily A. Chien
21 East 87th Street, Apt. 8C
New York, NY 10128

Anthony Ciulla
c/o Amerindo Investment Advisers, Inc.
One Embarcadero Center, Suite 2300
San Francisco, CA 94111

CPQ Holdings, Inc.
20555 State Highway 249
Mail Stop 110605
Houston, TX 77070
Attention:  Shaka Jaggi

Michael S. Dell
c/o Dell Computer Corporation
2214 W. Braker Lane, Suite D
Austin, TX 78758

DMG Employee Coinvestment Fund, L.P.
31 W. 52nd St., 13th Floor
New York, NY 10019
Attention:  Frank Thuemmer

DMG Technology Ventures, L.L.C.
31 W. 52nd St., 13th Floor
New York, NY 10019
Attention:  Frank Thuemmer

Dain, Rauscher & Wessels
Dain Rauscher Plaza
60 South 6th Street, 18th Floor
Minneapolis, MN 55402
Attention: Bryson Hollimon

David A. Duffield Trust
Dated July 14, 1988
c/o PeopleSoft
4440 Rosewood Drive, Bldg. 4
Pleasanton, CA 94588

Francois Duliege
c/o UB Networks
29 Bis Avenue du Chateau
Le Perrenx, FRANCE 94170

J.D. Edwards & Company
One Technology Way
Denver, CO 80237
Attention:  Rick Allen

Fede Corp.
Egerton Stud, The Hodge
Cambridge Road
New Market, Suffolk
CB806J, England

Michael Frandsen
c/o People Soft
4440 Rosewood Dr., Bldg. 4
Pleasanton, CA 94588-3050

Galleon Management Services
135 E. 57th Street, 26th Floor
New York, NY 10022
Attention:  Raj Rajarantnam

Katrina A. Garnett
c/o CrossWorlds Software, Inc.
577 Airport Blvd., Ste. 800
Burlingame, CA  94010

Terence J. Garnett and Katrina
Garnett, as Husband and Wife
c/o CrossWorlds Software, Inc.
577 Airport Blvd., Ste. 800
Burlingame, CA  94010

George Gilbert
c/o Credit Suisse First Boston
2400 Hanover Street
Palo Alto, CA 94304

Frederick W. Gluck
743 San Ysidro Road
Santa Barbara, CA  93108

Hambrecht & Quist California
Hambrecht & Quist Employee
   Venture Fund, L.P. II
Access Technology Partners, L.P.
Access Technology Partners Brokers Fund, L.P.
H&Q CrossWorlds Software Investors, L.P.
One Bush Street
San Francisco, CA 94104

John J. Hamilton III
c/o William Wilson & Co.
150 Fox Hollow Road
Woodside, CA 94062
Attention:  John J. Hamilton

Promod Haque
236 Old Adobe Road
Los Gatos, CA 95030

Anthony Harris
c/o SAP Australia Pty Ltd.
Level 1, 168 Walker Street
North Sydney NSW 2060
Australia

Les Hayman
750A Chai Chee Road
7th Floor Chai Chee Industrial Park
Singapore 469001

Industri-Mathematik International Corp.
Box 7733
103 95 Stockholm, Sweden

Intel Corporation
Attn:  Guy Anthony
Strategic Investments and Acquisitions
Treasury Department SC4210
2200 Mission College Boulevard
Santa Clara, CA 95052

John Martin Jack, Trustee, FBO
John M. Jack Trust U/A/D 08/10/95
c/o Vantive Corporation
2455 Augustine Drive
Santa Clara, CA  95054

Friedrich Carol Janssen




Amal Johnson, Trustee,
Johnson Family Living Trust
BAAN
2350 Mission College Blvd., Ste. 1300
Santa Clara, CA  95054

Kanematsu Corporation
1555 Bovet Rd., Suite 800
San Mateo, CA  94402
Attn: Rob Jacobs

Kanematsu USA Inc.
1555 Bovet Rd., Suite 800
San Mateo, CA  94402
Attn: Rob Jacobs

Fred Langhammer
c/o Estee Lauder
767 5th Avenue
New York, NY 10153
Attention:  Frank Thuemmler

Michael J. Levinthal and Katherine Grace Schlien and Theodore Elliott Schlein, Trustees of the
Levinthal Family Generation SkippingTrust
c/o Mayfield
420 Maple Street
Palo Alto, CA 94301

Michael J. Levinthal and Katherine Grace Schlien and Theodore Elliott Schlein, Trustees of the Kate
Parker Levinthal Trust-1997 UTA dated 10/8/97
c/o Mayfield
420 Maple Street
Palo Alto, CA 94301

Michael J. Levinthal, Trustee of the
Michael J. Levinthal Trust U/D/T 1/18/88
c/o Mayfield
420 Maple Street
Palo Alto, CA 94301

Michael J. Levinthal and Katherine Grace Schlien and Theodore Elliott Schlein, Trustees of the
Zachary Dylan Parker Trust dated 10/8/97
c/o Mayfield
420 Maple Street
Palo Alto, CA 94301

Litton Master Trust
c/o Chase Manhattan Bank
Four New York Plaza
Ground Floor
New York, NY 10004
Attn: Chase Acct# P49391, Litton Industries

The Ludwick Family Limited Partnership
491 Santa Rita Road
Palo Alto, CA 94301

The Ludwick Family 1989 Trust, Andrew K.
Ludwick and Worth Z. Ludwick, Trustees
491 Santa Rita Road
Palo Alto, CA 94301

John R. and Rhonda R. Luongo
c/o Vantive Corporation
2455 Augustine Corporation
Santa Clara, CA  95054

Homer L. Luther
3661 Wickersham Lane
Houston, TX 77027

Homer Luther IRA Rollover
3661 Wickersham Lane
Houston, TX 77027

Manugistics, Inc.
2115 East Jefferson Street
Rockville, MD 20852-4999
Attention:  Bill Gibson

Emeric McDonald
c/o Amerindo Investment Advisers, Inc.
One Embarcadero Center, Suite 2300
San Francisco, CA 94111

Christina M. Morgan
c/o Hambrecht & Quist
2127 Greenways Drive
Woodside, CA 94062

Nancy S. Mueller Revocable Trust
2100 Waverly Street
Palo Alto, CA 94301

T. Michael and Yvonne M. Nevens
as Husband and Wife
c/o McKinsey & Co.
24142 Summerhill Avenue
Los Altos, CA 94024

Nexus Capital Partners I L.P.
c/o DMG
1 Market Plaza
Steuart Tower, Suite 2400
San Francisco, CA 94105
Attention:  Rob Horning

NIR Barkat Holdings, LTD
ELI Barkat Holdings, LTD
Yuval 63 Holdings 1995, LTD
BARE, LLC
8 Hamarpe st
Har Hozvim, Jerusalem
Israel 91450
Attention: Avi Broder

Omron Corporation
Karasuma Nanajo
Shinogoyo-ky
Kyoto 617
Japan
Attention:  Tatsuro Ichihara

Pade Family Trust
c/o McKinsey & Co.
Attn:  William Pade
630 Hansen Way
Palo Alto, CA 94304

Palmetto Partners
Attn:  Don Kendall
711 Louisianna, 33rd Floor
Houston, TX 77002

Robert T. Pardue
c/o PeopleSoft
4440 Rosewood Drive, Bldg. 4
Pleasanton, CA 94588-3050

Thomas Pasley
c/o People Soft
4440 Rosewood Dr., Bldg. 4
Pleasanton, CA 94588-3050

Charles E. Phillips
c/o Morgan Stanley
1585 Broadway, 14th Floor
New York, NY 10036

Ross Anthony Pimentel 1994 Trust
c/o Rocky Pimentel
18206 Daves Avenue
Monte Sereno, CA 95030

Albert A. & Laurie J. Pimentel Joint Trust
c/o Rocky Pimentel
18206 Daves Avenue
Monte Sereno, CA 95030

Jacquelyn Marie Pimentel 1994 Trust
c/o Rocky Pimentel
18206 Daves Avenue
Monte Sereno, CA 95030

Jayne Leigh Pimentel 1994 Trust
c/o Rocky Pimentel
18206 Daves Avenue
Monte Sereno, CA 95030

Kathryn Rose Pimentel 1996 Trust
c/o Rocky Pimentel
18206 Daves Avenue
Monte Sereno, CA 95030

Porcelain Partners L.P.
c/o DMG
1 Market Street
Steuart Tower, Suite 2400
San Francisco, CA 94105
Attention:  Rob Homing

Quattrone Family Trust, Frank P. Quattrone and
Denise Foderaro, Trustees
c/o Credit Suisse First Boston Corp.
2400 Hanover Street
Palo Alto, CA  94304

M.R. Rangaswami
6233 E. Country Club Vista Drive
Tucson, AZ 85750

David B. Readerman and Rita Burgess, as Husband and Wife
55 Rolling Hills Road
Tiburon, CA 94520

Heinz Ulrich Roggenkemper
c/o SAP AG
950 Tower Ln., 16th Floor
Foster City, CA  94404

SAP AG
950 Tower Ln., 16th Floor
Foster City, CA  94404
Attn: Heinz Ulrich Roggenkemper

Ori Sasson
2 Irving Court
Orinda, CA 94563

Seligman Communications and Information Fund,
Inc.
125 University Avenue
Palo Alto, CA 94301
Attention:  Storm Bostwick

James C. Sha
c/o Actra
18 Valley Oak
Portola Valley, CA 94028

Roger J. Sippl
c/o Visigenics
116 Fox Hollow Road
Woodside, CA 94062

Bob Spinner
c/o Clarify
2125 O'Nell Drive
San Jose, CA  95131

James Stableford
c/o Amerindo Investment Advisers, Inc.
43 Upper Grosvenor Street
London W1X9PG
England

David Stamm
c/o Clarify Inc.
2125 O'Nell Drive
San Jose, CA 95131

Star Bay Partners, L.P., a California Limited
Partnership
44 Montgomery Street, Suite 2000
San Francisco, CA 94104
Attention:  Pascal N. Levensohn

Frank H. Thuemmler
c/o DMG Technology
31 West 52nd Street, 15th Floor
New York, NY 10019

Thyssen Global, Inc.
1 Piso
1642 Lomas de San Isidro
Buenos Aires, Argentina
Attention:  Claudio Zich Thyssen

Morton Topfer
c/o Dell Computer Corporation
1415 Woolridge Drive
Austin, TX 78703

Venrock Associates
30 Rockefeller Plaza, Room 5508
New York, NY 10112
Attn: Ted McCourtney

Venrock Associates II, L.P.
30 Rockefeller Plaza, Room 5508
New York, NY 10112
Attn: Ted McCourtney

Alex Vieux
c/o Dasar
1157 San Antonio Road
Mountain View, CA 94043

John Neil Weintraut
c/o 21st Century Internet
1949 Chestnut Street #201
San Francisco, CA 94123

The Wilson Family Limited Partnership
c/o William Wilson & Associates
Attn:  William Wilson
2929 Campus Drive, Suite 450
San Mateo, CA 94403

William Wilson III
c/o William Wilson & Associates
Attn:  William Wilson
2929 Campus Drive, Suite 450
San Mateo, CA 94403

WS Investment Co. 96A
Attn: Mary Anne Pedroni
650 Page Mill Road
Palo Alto, CA 94304-1050

WS Investment Co. 97A
Attn:  Mary Anne Pedroni
c/o Wilson, Sonsini, Goodrich & Rosati
650 Page Mill Road
Palo Alto, CA 94304-1050

Trustee, WSG&R Retirement Plan
FBO Howard S. Zeprun
Attn: Jayne Brownlee
650 Page Mill Road
Palo Alto, CA 94304-1050

Howard S. Zeprun, as custodian for
Morgan Garnett under CUTMA
until age 21
Wilson, Sonsini, Goodrich & Rosati
650 Page Mill Road
Palo Alto, CA 94304


Quantum Industrial Partners LDC
SFM Domestic Investments LLC
Attn:  Michael C. Neus, Esq.
c/o Soros Fund Management
888 Seventh Avenue
New York, NY  10106


SAP AG (Walldorf)
Neurottstrasse 16
69190 Walldorf
Germany
Tel: ###-##-#### 7 51222
Fax: ###-##-#### 7 42540

[Robert Solomon]
[Address]